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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in the Registration Statement on Forms [S-8] (No. 33-40568, No. 33-40406, No. 333-47575) of Alaris
Medical, Inc. of our report dated April 13, 2001 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

San Diego, CA
April 13, 2001